UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2017

Atossa Genetics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35610	26-4753208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Spring Street Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 325-6086

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 26, 2017, Atossa Genetics Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC. (the “Underwriter”) relating to the public offering (the “Offering”) of 11,500,00 shares of Common Stock at a public offering price of $0.44 per share. In addition, the Underwriter was granted an over allotment option for an additional 1,000,000 shares of Common Stock at a public offering price of $0.44 per share. The over allotment option was exercised on October 26, 2017. Total gross proceeds of from the Offering, including proceeds from the exercise of the over allotment option, were $5.5 million, or $5.1 million after deducting Underwriter discounts and commissions.

The Offering closed on October 30, 2017.

The foregoing descriptions of the Underwriting Agreement are not complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1, to this report and is incorporated by reference herein.

The shares were offered and sold pursuant to a prospectus, dated October 5, 2017, and a prospectus supplements, each dated October 26, 2017, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-220252), declared effective by the United States Securities and Exchange Commission on October 5, 2017.

Item 8.01  Other Events.

On October 26, 2017, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

On October 30, 2017, the Company issued a press release announcing the closing of the Offering. A copy of the press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 26, 2017, by and between Atossa Genetics Inc. and Maxim Group LLC.
5.1	Opinion of Gibson, Dunn & Crutcher LLP
23.1	Consent of Gibson, Dunn & Crutcher (contained in Exhibit 5.1)
99.1	Press Release dated October 26, 2017 related to pricing the Offering
99.2	Press Release dated October 30, 2017 related to closing the Offering

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2017	Atossa Genetics Inc.

	By:	/s/ Kyle Guse
Kyle Guse
Chief Financial Officer, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 26, 2017, by and between Atossa Genetics Inc. and Maxim Group LLC.
5.1	Opinion of Gibson, Dunn & Crutcher LLP
23.1	Consent of Gibson, Dunn & Crutcher (contained in Exhibit 5.1)
99.1	Press Release dated October 26, 2017 related to pricing the Offering
99.2	Press Release dated October 30, 2017 related to closing the Offering